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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) - November 8, 1995
                                                        ----------------


                             PPG INDUSTRIES, INC.

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            (Exact name of Registrant as specified in its charter)



  Pennsylvania                      1-1687                     25-0730780

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 State or Other            (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification
 incorporation                                                     No.)



One PPG Place, Pittsburgh, Pennsylvania                           15272
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(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: 412/434-3131
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                                Not Applicable
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        (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits
         ---------------------------------

     The following exhibits are filed hereby so as to become, by way of incorporation by reference, exhibits to Registration Statement No. 33-04983 on Form S-3 dated April 18, 1986:

     (1.1)   Form of Underwriting Agreement

     (4.3) First Supplemental Indenture dated as of April 1, 1986 (filed as Exhibit 4.2 to the Company's Registration
             Statement No. 33-03938 on Form S-3, dated March 12, 1986)

     (4.4)   Second Supplemental Indenture, dated as of October 1, 1989

     (4.5)   Third Supplemental Indenture, dated as of November 1, 1995

     (12)    Computation of Ratio of Earnings to Fixed Charges

     (25.1) Form T-1 Statement of Eligibility and Qualification Under the Trust Indenture Act of 1939


                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       PPG INDUSTRIES, INC.
                                                   --------------------------
                                                           (Registrant)


                                                   /s/ William H. Hernandez
                                                   --------------------------
                                                     William H. Hernandez
                                                     Senior Vice President,
                                                       Finance


Date:  November 8, 1995
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